                                          POWER OF ATTORNEY

            KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James
S. Rowe, of the law firm of Kirkland & Ellis LLP, signing singly, the undersigned's true and lawful attorney-in-fact to: (i) execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner of shares of Common Stock of The Hackett Group Inc., a Florida corporation
(the "Company"), any Schedule 13D or Schedule 13G, and any amendments, supplements or exhibits thereto (including any joint filing agreements) required to be filed by the undersigned under
Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), and any Forms 3, 4, and 5 and any amendments, supplements or exhibits thereto required to be filed by the undersigned under Section 16(a) of the
Exchange Act; (ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D, Schedule 13G, Form 3, 4, or 5 and timely file such forms with the United States Securities and Exchange Commission and any stock exchange on which the Common Stock of the Company is then listed; and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

            The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13 and Section 16 of the Exchange Act.

            This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports or schedules under Section 13 or Section 16 of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

            IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of this 12th day of November, 2009.

ARCHSTONE CONSULTING NETHERLANDS BV                 ARCHSTONE HOLDINGS LLC

By:   Archstone International Holdings LLC.         By: /s/ Bradford Cornell
Its:  Director                                          --------------------
                                                    Name:  Bradford Cornell
                                                    Its:   Vice President
By: /s/ Bradford Cornell
    --------------------
Name: Bradford Cornell                              LAKE CAPITAL PARTNERS LP
Its:  Vice President
                                                    By:    Lake Capital Investment Partners LP
ARCHSTONE CONSULTING INTERNATIONAL                  Its:   General Partner
HOLDINGS COOPERATIEF U.A.
                                                    By:    Lake Partners LLC
By:   Archstone International Holdings LLC.         Its:   General Partner
Its:  Director
                                                    By: /s/ Terence Graunke
                                                        -------------------
By: /s/ Bradford Cornell                            Name:  Terence M. Graunke
    --------------------                            Its:   Manager
Name: Bradford Cornell
Its:  Vice President
                                                    LAKE CAPITAL INVESTMENT PARTNERS LP
ARCHSTONE CONSULTING UK LIMITED
                                                    By:    Lake Partners LLC
By: /s/ Christopher Averill                         Its:   General Partner
    -----------------------
Name: Christopher Averill.
Its:  Director                                      By: /s/ Terence Graunke
                                                        -------------------
                                                    Name:  Terence M. Graunke
ARCHSTONE HOLDINGS UK LIMITED                       Its:   Manager

By: /s/ Christopher Averill                         LAKE PARTNERS LLC
    -----------------------
Name: Christopher Averill                           By: /s/ Terence Graunke
Its:  Director                                          -------------------
                                                    Name:  Terence M. Graunke
ARCHSTONE INTERNATIONAL HOLDINGS LLC                Its:   Manager

By: /s/ Bradford Cornell                            /s/ Terence Graunke
    --------------------                            -------------------
Name: Bradford Cornell                              Terence M. Graunke
Its:  Vice President
                                                    /s/ Paul Yovovich
ARCHSTONE CONSULTING LLC                            ------------------
                                                    Paul G. Yovovich
By: /s/ Bradford Cornell
    --------------------
Name: Bradford Cornell
Its:  Vice President

ARCHSTONE INTERMEDIATE HOLDINGS LLC

By: /s/ Bradford Cornell
    --------------------
Name: Bradford Cornell
Its:  Vice President